EXHIBIT 11(a)(35)
                                                       -----------------






          PRESENTED TO THE KENTUCKY PUBLIC SERVICE COMMISSION

          [NiSource Logo]
          Delivering life's essential resources             October 5, 1999

          [Map of eastern United States highlighting the NiSource service territory]

          [Photo of Gary L. Neale at NiSource Annual Meeting]

          [Photos of NiSource employees at work]





          WHO IS NISOURCE?

          [NiSource Logo]
          Delivering life's essential resources

          In early 1999, NIPSCO Industries changed its name to NiSource

          NiSource is a holding company whose primary business is the distribution of electricity, natural gas and water in the Midwest and Northeast United States. The company also markets utility services and customer-focused resource solutions along a corridor stretching from Texas to Maine




































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          CORPORATE CORRIDOR

          [NiSource Logo]
          Delivering life's essential resources

          [Graphic - Map of eastern United States highlighting the NiSource service territory]






































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          BUSINESS PROFILE

          [NiSource Logo]
          Delivering life's essential resources

          [Graphic - Organizational Chart]

                                        NiSource
                                        Delivering life's essetial resources

                  Electric                    Gas                                     Water                    Unregulated
                  Business                   Business                               Business                    Business
                  --------                   --------                               --------                   -----------
                  NIPSCO             Bay State       Crossroads                  IWC Resources           Primary      Energy
                                                                                                          Energy        USA

                                     Northern               NIFL          Indianapolis      Harbour      Miller         TPC
                                     Utilities                             Water Co.       Water Co.     Pipeline

                                       PNGTS             Kokomo Gas         Liberty        Lawrence        SM&P         MHP
                                                                           Water Co.       Water Co.
                                   Granite State























                                         Kentucky Public Service Commission
                                                            October 5, 1999





          NISOURCE REGULATED COMPANIES

          [NiSource Logo]
          Delivering life's essential resources

          [Graphic - NIPSCO Logo]

          [Graphic - Northern Indiana Fuel and Light Logo]

          [Graphic - Kokomo Gas Company Logo]

          [Graphic - Bay State Gas Company Logo]

          [Graphic - Indianapolis Water Company Logo]

          [Graphic - Granite State Gas Transmission, Inc. Logo]

          [Graphic - Crossroads Pipeline Company Logo]

          [Graphic - Northern Utilities Natural Gas Company Logo]

























                                         Kentucky Public Service Commission
                                                            October 5, 1999





          NISOURCE UNREGULATED COMPANIES

          [NiSource Logo]
          Delivering life's essential resources

          [Graphic - Primary Energy Logo]

          [Graphic - EnergyUSA Logo]

          [Graphic - EnergyUSA - TPC Logo]

          [Graphic - Miller Pipeline Corp. Logo]

          [Graphic - SM&P Utility Resources, Inc. Logo]
















                                         Kentucky Public Service Commission
                                                            October 5, 1999





          GROWTH OF $10,000 INVESTMENT

          [NiSource Logo]
          Delivering life's essential resources

          [Graph - Chart showing Growth of $10,000 investment in NiSource Inc. from 1989 through 1998 compared to S&P 500 Index]

          NiSource - 21.6%
          S&P 500 - 19.2%

          - NiSource Inc. Worth $70,531
            21.57% Annualized

          - Index S&P 500 Worth $58,086
            19.23% Annualized

































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          MAJOR ACQUISITIONS

          [NiSource Logo]
          Delivering life's essential resources

          ---  - Northern Indiana Public Service Company
                  - Gas and Electric Utility
          1992 - Kokomo Gas & Fuel Company
                  - Gas Utility
          1993 - Northern Indiana Fuel & Light Company
                  - Gas Utility
          1993 - Crossroads Pipeline Company
                  - Interstate Pipeline
          1997 - IWC Resources Corporation
                  - Water Utility and Utility Services
          1998 - Portland Natural Gas Transmission System
                  - Interstate Pipeline
          1999 - Bay State Gas Company/Northern Utilities
                  - Gas Utilities
          1999 - TPC Corporation/Market Hub Partners
                  - Gas Marketing and Salt Cavern Storage


























                                         Kentucky Public Service Commission
                                                            October 5, 1999





          NISOURCE/CG ENERGY CORRIDOR

          [NiSource Logo]
          Delivering life's essential resources

          -    Platform for Success
               *    4,100,000 customers
               *    19,000 miles of gas pipelines
               *    700 Bcf of gas storage
               *    4,000 MW power generation
               *    800 Bcf proved natural gas reserves

          ----------------------------------------------------------------
          30% of U.S. Population and 40% of U.S. Energy Consumption
          ----------------------------------------------------------------































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          NISOURCE DISTRIBUTION COMPANIES


          [NiSource Logo]
          Delivering life's essential resources

          [Graphic - Map of eastern United States with inset maps of midwest and northeast regions]



































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          COLUMBIA SERVICE TERRITORIES

          [NiSource Logo]
          Delivering life's essential resources

          [Graphic - Map of eastern United States with inset maps focusing on Ohio, Virginia, Kentucky, Pennsylvania and Maryland]































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          NIPSCO'S CUSTOMER FOCUS

          [NiSource Logo]
          Delivering life's essential resources

          [NIPSCO Logo]

          -    Major investments in technology to serve customers
               *    Customer Information System
               *    Automated Dispatching
               *    Gas Distribution Improvement Program

          -    Satisfaction surveys
               *    All customers - residential, commercial, industrial
               *    MOMENT OF TRUTH, image and targeted































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          ALTERNATIVE REGULATORY PLAN

          [NiSource Logo]
          Delivering life's essential resources

          [NIPSCO Choice Logo]

               Overview

               - A state regulatory framework corresponding with the evolving natural gas marketplace
               - A managed transition to a full-scale customer choice program
               - An expansion of NIPSCO's ability to present services of greater value
               - An invitation to other interested parties to help shape these developments






























                                         Kentucky Public Service Commission
                                                            October 5, 1999





          WHAT IS NIPSCO CHOICE?

          [NiSource Logo]
          Delivering life's essential resources

          NIPSCO choice is a voluntary program designed to give customers an opportunity to choose their own natural gas supplier

          [NIPSCO Choice Logo]
































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          WHY NIPSCO CHOICE?

          [NiSource Logo]
          Delivering life's essential resources

          Customers want choice...
               ...Competition is good

          -    Customers
               *    control over gas bill
               *    opportunity for savings
               *    increased service offerings

          -    Competitors
               *    new customer base
               *    new service offerings

          -    NIPSCO
               *    proactive approach to competition
               *    increased service offerings
               *    new customer base (suppliers)






















                                         Kentucky Public Service Commission
                                                            October 5, 1999





          PROGRAM SUMMARY - EXPANSION UPDATE

          [NiSource Logo]
          Delivering life's essential resources

          -    Participation as of April 1, 1999
               *    3,200 residential
               *    4,000 commercial and industrial

          -    Participation as of August 27, 1999
               *    11,500 residential
               *    4,500 commercial and industrial
               *    over 40,000 requests for information

          -------------------------------------------------------
          Eligible - 620,000 residential and 50,000 commercial Limit - 150,000 residential and 20,000 commercial
          -------------------------------------------------------



























          [NIPSCO Choice Logo]




                                         Kentucky Public Service Commission
                                                            October 5, 1999





          CUSTOMER EDUCATION

          [NiSource Logo]
          Delivering life's essential resources

          [NIPSCO Choice Logo]

          -    Objective
               * cost effectively educate customers to increase participation

          -    Strategy
               * utilize employees, utility bill, Office of Utility Consumer Counselor and media relations to introduce and promote NIPSCO Choice

          -    Campaign Theme - Choice is an opportunity to...
               *    save money
               *    purchase additional products and services
               *    experience competition
               *    control gas bills



























                                         Kentucky Public Service Commission
                                                            October 5, 1999





          CUSTOMER EDUCATION

          [NiSource Logo]
          Delivering life's essential resources

          -    How we applied what we learned
               * NIPSCO Choice featured in utility bill (special edition of Energy News, bill inserts, etc.)
               * informative and educational direct mail pieces (frequently asked questions, newsletter, etc.)
               *    various channels of information
                    - newspapers, direct mail, Internet, radio, town hall meetings
                    - key players--Office of the Utility Consumer Counselor, suppliers
               *    bill redesign

















                                         Kentucky Public Service Commission
                                                            October 5, 1999





          CUSTOMER EDUCATION

          How Customers Learn About Choice

          [NiSource Logo]
          Delivering life's essential resources

          [NIPSCO Choice Logo]

          Chart 1
          -------
          Sources of Information About NIPSCO Choice

          [Graphic - Bar Chart representing the following:]

          Newspaper      41%
          Energy News    31%
          Bill Insert    20%
          TV News        18%
          Radio News      7%
          Direct Mail     6%
          Relative        3%
          Other           3%
          Bill Message    2%
          Friend          2%
          Don't Know      5%

          Chart 2
          -------
          Degree of Difficulty Understanding Information Provided in Media

          [Graphic - Pie Chart representing the following:]

          Somewhat Easy            47%
          Very Easy                25%
          Undecided                 5%
          Very Hard                 2%
          Somewhat Hard            14%
          Neither Easy nor Hard     7%



                                         Kentucky Public Service Commission
                                                            October 5, 1999





          Flexibility - Program Design

          [NIPSCO Choice Logo]

          [NiSource Logo]
          Delivering life's essential resources

          -    Examples

               *    continuous signup
               *    electronic enrollment
               *    acceleration of expansion
               *    flexible Gas Cost Adjustment
               *    bill redesign



































                                         Kentucky Public Service Commission
                                                            October 5, 1999





          Bill Redesign

          [NIPSCO Choice Logo]

          [NiSource Logo]
          Delivering life's essential resources

          -    Objectives
               * improve customer satisfaction by delivering a clear, concise summary of activity in a user friendly format

               * support NIPSCO Choice by providing an unbundled and easily comparable view of gas bill components

          -    Key Inputs

               *    customer feedback and preference, including suppliers
               *    NIPSCO Choice objectives
               *    regulatory concerns
               *    Customer Information System requirements
























                                         Kentucky Public Service Commission
                                                            October 5, 1999





          NEXT STEPS

          [NiSource Logo]
          Delivering life's essential resources

          [NIPSCO Choice Logo]

          -    Listen to customers!
          -    Communicate, communicate, communicate
               * suppliers, regulators, advisory panels, business leaders
          -    Further program and process "evolution"
          -    Develop new products and services
          -    Deliver customer service excellence


                                         Kentucky Public Service Commission
                                                            October 5, 1999





          REGULATORY APPROACH

          [NiSource Logo]
          Delivering life's essential resources

          -    Open, direct and frequent communications
          -    Work with regulators and regulation
          -    Proactively work with all interested parties
          -    Seek to build solutions that work for all
          - Develop innovative solutions that drive the changing gas industry








































                                         Kentucky Public Service Commission
                                                            October 5, 1999